                                                                     EXHIBIT (J)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information, in this Post-Effective Amendment No. 228 to Registration Statement No. 002-67052 on Form N-1A of the Merk Asian Currency Fund, a series of Forum Funds.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 28, 2008